1838 INVESTMENT ADVISORS FUNDS



                     Supplement dated August 10, 2005 to the
   Prospectus and Statement of Additional Information dated February 28, 2005
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                  Appointment of Van Kampen Asset Management as
        Interim Investment Adviser to the 1838 International Equity Fund



The Board of Trustees of 1838 International Equity Fund (the "Fund"), a series of 1838 Investment Advisors Funds (the "Trust"), announced that Van Kampen Asset Management ("VKAM"), a wholly-owned, indirect subsidiary of Morgan Stanley, has been appointed to serve as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and VKAM (the "Interim Agreement") as a result of the resignation of 1838 Investment Advisors, LP as investment adviser to the Fund. Under the Interim Agreement and proposed investment advisory agreement, VKAM will manage the Fund's investments on a day-to-day basis and be responsible for the overall management of the Fund. VKAM will employ the same portfolio management team (as the previous adviser) and substantially similar investment strategies in managing the Fund's assets. As a result, the Fund's portfolio of investments is not expected to change dramatically, nor is the Fund expected to experience an increase in portfolio turnover.

Johannes B. van den Berg, Managing Director with VKAM, is principally responsible for the day-to-day management of the Fund's portfolio. Mr. van den Berg has acted as portfolio manager of the Fund since its inception. From 1998 to 2005, Mr. van den Berg was Managing Director of 1838 Investment Advisors (the previous investment adviser). David Sugimoto, Executive Director with VKAM, is principally responsible for the research of potential investments and assisting in the day-to-day management of the portfolio. From 2000 to 2005, Mr. Sugimoto was a Director of 1838 Investment Advisors.

At a special meeting of the Board of Trustees held on July 18, 2005, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, approved the selection of VKAM as investment adviser to the Fund. The Board of Trustees concluded that, in light of the resignation of 1838 Investment Advisors, LP, the approval of the Interim Agreement was in the best interests of the Fund's shareholders. Shareholders of the Fund will be asked to vote on a reorganization of the Fund into a new Van Kampen International Fund.